AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED DECEMBER 16, 2005 TO THE

PROSPECTUS DATED JUNE 4, 2005,

AS REVISED SEPTEMBER 3, 2005

Class A, Class B, Class C and Class Y Shares

This Supplement updates the above-referenced Prospectus of AXA Enterprise Funds Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The information provided below updates information regarding the exchange privileges of the Funds.

Under the heading “Fund Services – How Sales Charges are Calculated” and the subheading “Class A Shares,” the second sentence of the first paragraph on page 87 is replaced in its entirety with the following:

There is no sales charge on initial purchases of Class A shares of the Money Market Fund, however, if you subsequently exchange those shares for Class A shares of another AXA Enterprise Fund, an initial sales charge will be imposed on the Class A shares received in the exchange.

In the same paragraph, the last sentence is replaced in its entirety with the following:

However, if you have received shares of the Money Market Fund through reinvestment of dividends or distributions, and you subsequently exchange those shares for Class A shares of another AXA Enterprise Fund, an initial sales charge will be imposed on the Class A shares received in the exchange.

Under the heading “Fund Services – How Sales Charges are Calculated” and the subheading “Class B Shares,” the third sentence of the first paragraph on page 88 is replaced in its entirety with the following:

Initial purchases of Class B shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class B shares of another AXA Enterprise Fund.

Under the heading “Fund Services – How Sales Charges are Calculated” and the subheading “Class C Shares,” the third sentence of the first paragraph on page 89 is replaced in its entirety with the following:

Initial purchases of Class C shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class C shares of another AXA Enterprise Fund.

Under the heading “Fund Services – Selling Shares,” the first sentence in the third bullet in the section entitled “By Telephone” on page 96 is replaced in its entirety with the following:

Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another AXA Enterprise Fund.

Under the heading “Fund Services – Exchanging Shares,” the first paragraph on page 98 is replaced in its entirety with the following:

Shares of each fund generally may be exchanged for shares of a class with similar characteristics in another participating fund managed by AXA Equitable Life Insurance Company or Enterprise Capital Management, Inc. (collectively, “AXA Enterprise Funds”). Shares of each fund of the Trust also may be acquired in exchange for shares of the same class of an AXA Enterprise Fund. Shares of each Fund also may be acquired in exchange for shares of the same class of an AXA Enterprise Fund. For more information about the AXA Enterprise Funds including each fund’s investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.

Under the heading “Fund Services – Tax Consequences,” the first sentence of the first paragraph on page 103 is replaced in its entirety with the following:

An exchange of shares of a fund for shares of another AXA Enterprise Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% federal income tax maximum rate.

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